UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):June 10, 2025
Bionano Genomics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38613	26-1756290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9540 Towne Centre Drive, Suite 100 San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (858) 888-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BNGO	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.
This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends Item 5.07 of the Current Report on Form 8-K filed by Bionano Genomics, Inc. (the “Company”) with the Securities and Exchange Commission on June 13, 2025 (the “Original Form 8-K”) solely to correct an error in the reporting of Broker Non-Votes on Proposal 3 and the report of Votes For and Broker Non-Votes on Proposal 4. Specifically, this Amendment No. 1 amends the Original Form 8-K to reflect that there were (i) 0 Broker Non-Votes relating to Proposal 3 and 769,944 Broker Non-Votes relating to Proposal 4 and (ii) a total 396,176 Votes For Proposal 4 instead of the 369,176 reported in the Original Form 8-K. The corrections do not impact the results of the votes on either Proposal. No other changes have been made to the Original Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Form 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders.
Previously reported:
Proposal 3. Ratification of the Selection of Independent Registered Public Accounting Firm.
The Company’s stockholders ratified the selection of BDO USA, P.C. by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,304,265	99,528	79,570	769,744
Proposal 4. Approval of the Issuance of Shares of Common Stock Issuable Upon Exercise of Purchase Warrants.
The Company’s stockholders approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 661,374 shares of common stock issuable upon exercise of certain Purchase Warrants issued pursuant to the securities purchase agreement, dated January 3, 2025, among the Company and certain institutional investors party thereto. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
369,176	311,661	5,782	—

Corrected:
Proposal 3. Ratification of the Selection of Independent Registered Public Accounting Firm.
The Company’s stockholders ratified the selection of BDO USA, P.C. by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,304,265	99,528	79,570	—
Proposal 4. Approval of the Issuance of Shares of Common Stock Issuable Upon Exercise of Purchase Warrants.
The Company’s stockholders approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 661,374 shares of common stock issuable upon exercise of certain Purchase Warrants issued pursuant to the securities purchase agreement, dated January 3, 2025, among the Company and certain institutional investors party thereto. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
396,176	311,661	5,782	769,744

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionano Genomics, Inc.

Date: June 18, 2025	By:	/s/ R. Erik Holmlin, Ph.D.
R. Erik Holmlin, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)